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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  July 16, 1996


                                  EGGHEAD, INC.
             (Exact name of registrant as specified in its charter)

                                   Washington
                 (State or other jurisdiction of incorporation)

                                     0-16930
                            (Commission File Number)

                                   91-1296187
                        (IRS Employer Identification No.)

                   22705 East Mission, Liberty Lake, WA 99019
               (Address of principal executive offices) (Zip Code)

                                 (509) 922-7031
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

     Paul G. Allen resigned from the Board of Directors of Egghead, Inc. (the "Company"). He was replaced on the Company's Board of Directors by Eric Robison, an employee of Vulcan Ventures, Inc., a private investment firm founded by Mr. Allen and for which Mr. Allen serves as Chairman. In addition, Melvin A. Wilmore was appointed to the Company's Board of Directors.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          Not applicable.

     (b)  Pro Forma Financial Information

          Not applicable.

     (c)  Exhibits

     Exhibit Number      Description
     --------------      -----------
        99.1             Press Release dated July 26, 1996

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EGGHEAD, INC.

                                   By:  Terence M. Strom
                                        -------------------------------------
                                        Terence M. Strom
                                        President and Chief Executive Officer

Dated:  July 31, 1996

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                                  EXHIBIT INDEX

Exhibit Number      Description
- --------------      -----------

99.1                Press Release dated July 26, 1996

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